Note 6 - Premises and Equipment - Major Classifications of Premises and Equipment (Details) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Land and land improvements	$ 2,920	$ 2,920
Building and leasehold improvements	15,377	14,277
Furniture, fixtures, and equipment	8,011	7,010
Total premises and equipment	26,308	24,207
Less accumulated depreciation and amortization	13,305	12,354
Total premises and equipment, net	$ 13,003	$ 11,853